                                                                  CONFORMED COPY



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                   _________________________________________

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) July 16, 1996


                             WHIRLPOOL CORPORATION
                            -----------------------
            (Exact name of registrant as specified in its charter)



               Delaware                   1-3932               38-1490038
     -----------------------------    ---------------     -------------------
      (State or other jurisdiction    (Commision File      (I.R.S. Employer
            of incorporation)              number)        Identification No.)




    2000 M63 North,  Benton Harbor, Michigan                    49022-2692
    ----------------------------------------------------------------------
      (Address of principal executive officers)                (Zip Code)





                                (616)-923-5000
                                --------------
              Registrant's telephone number, including area code

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Item 5.   Other Events
          ------------

     On July 16, 1996, the registrant reported second quarter and first half earnings for 1996. The Company reported second quarter net earnings of $53 million or 70 cents per share on net revenues of $2.27 billion. For the first half of 1996, the Company reported net earnings of $90 million or $1.20 per share on net revenues of $4.33 billion.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

         Exhibit 1
         ---------

         Copy of a press release dated July 16, 1996 reporting Company earnings for the second quarter 1996.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WHIRLPOOL CORPORATION
                                 Registrant



Date: July 16, 1996              By: /s/ Daniel F. Hopp
                                    --------------------------------------
                                    Name:  Daniel F. Hopp
                                    Title: Vice President, General
                                           Counsel and Secretary